UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 30, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of May 1, 2007, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI)

STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE LOAN
TRUST 2007-OSI

(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION

(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of Sponsor as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                                       No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered the issuance of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $805,847,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class M10 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI on May 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 22, 2007, as supplemented by the Prospectus Supplement dated May 25, 2007 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On May 30, 2007, the following classes of certificates in the following amounts were sold by the Registrant to affiliates of the Registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class B	$8,465,000
Class X	N/A
Class P	$100
Class R	N/A
Class LT-R	N/A

The net proceeds from the sale of these certificates were applied by the Registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2007, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Trustee. The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class B, Class X, Class P, Class LT-R and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $846,479,045 as of May 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1	Trust Agreement dated as of May 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer.

99.3	Securitization Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Ocwen Loan Servicing, LLC, as Servicer.

99.4	Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Servicer.

99.5
Interest Rate Swap Agreement, dated as of May 30, 2007 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement, Credit Support Annex and Confirmation), between Lehman Brothers Special Financing Inc. and Wells Fargo Bank, N.A., on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI.

99.6
Interest Rate Cap Agreement, dated as of May 30, 2007 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement, Credit Support Annex and Confirmation), between Lehman Brothers Special Financing Inc. and Wells Fargo Bank, N.A., on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:   /s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: May 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Agreement dated as of May 1, 2007, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of May 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, National Association, as Servicer.

99.3	Securitization Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Ocwen Loan Servicing, LLC, as Servicer.

99.4	Servicing Agreement dated as of May 1, 2007, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer and Servicer.

99.5
Interest Rate Swap Agreement, dated as of May 30, 2007 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement, Credit Support Annex and Confirmation), between Lehman Brothers Special Financing Inc. and Wells Fargo Bank, N.A., on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI.

99.6
Interest Rate Cap Agreement, dated as of May 30, 2007 (including the ISDA Master Agreement, the Schedule to the ISDA Master Agreement, Credit Support Annex and Confirmation), between Lehman Brothers Special Financing Inc. and Wells Fargo Bank, N.A., on behalf of the Supplemental Interest Trust, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-OSI.